Instead of comparing
   your investment to an index,
why not make your investment
     and index trust?

For equity investors, it's second nature to compare the performance of an investment to a general market measure like an index. Have you considered, however, that the best performance over time may come not from trying to outperform an index, but rather from investing like it?

Investing in a broad representation of the market, or indexing, is a strategy most equity investors can use as part of their overall financial plan - to seek growth in an otherwise conservative portfolio, or as a companion investment to hedge an aggressive equity strategy.

The S&P 500 Trust 2
Defined Asset Funds® has a plan for you to seek results similar to those of the S&P 500 Index.* The objective of the Trust is to track the total return of the S&P 500 Index. It is created for investors, like you, who are looking for an opportunity to resemble the performance of a major market index at a reasonable cost.
The Benefits of Index Investing
Risk Reduction through Diversification
One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio.Through one purchase, you are instantly diversified among hundreds of companies in 11 market sectors.
Convenience
When you invest in the S&P 500 Trust 2, you don't have to select individual stocks or market sectors.You are buying, in effect, the major sectors of the stock market represented by the Index. Of course, it is not possible to invest in the Index itself.

Investment Results†
While past performance is no guarantee of future results, if you had invested $10,000 at the Trust's inception and held through June 302000, your investment could have achieved the following results:

Past Performance of the S&P 500 Trust 2
One Year (June 30, 1999 - June 30, 2000)		Five Year (June 30, 1995 - June 30, 2000)		Since Fund Inception (February 19, 1992 - June 30, 2000)
Total Return‡	7.28%	Cumulative Total Return‡	189.08%	Cumulative Total Return‡	319.61%
Average Annualized Total Return§	4.87%	Average Annualized Total Return§	23.07%	Average Annualized Total Return§	18.37%

*	"Standard & Poor's" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.
†	Maximum sales charges and expenses were deducted.
‡	Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.
§	Average annual returns reflect deduction of maximum applicable sales charges.

The S&P 500 Trust Advantages
Cost
The minimum investment is $250, with sales charge discounts available for purchases of $25,000 or more.

Diversification
There's no need for multiple security purchases. The Trust offers diversification, with one price you can track weekly in Barron's or daily on the Web site address listed on the back panel.

Low Cost May Increase Total Return
The Trust has no management fees, only a small annual supervisory fee and operating expenses. Low costs are essential in an index fund, since an index is a benchmark without expenses. Low costs mean more of your money is invested and working for you.

Monthly Income or Reinvestment
The Trust pays income monthly, or you can elect to have dividend income and capital gains automatically reinvested into additional units of the Trust at the then-current market value. By reinvesting your income, you increase your holdings and gain the important benefits that monthly compounding can have on total return.

Liquidity
Your investment may be sold at any time at the units' then-current market value, which may be more or less than your original cost.

DEFINED ASSET FUNDS — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

About the S&P 500 Index
•	The Index is a well-known measure of 500 companies designed to be a performance benchmark for U.S. equity markets. It contains a variety of companies with diverse capitalization in order to represent the overall market. Most of these index stocks are traded on the New York Stock Exchange.
•	The Index was created in 1923 and comprised 233 stocks. The list grew to 500 stocks by 1957. As of June 30, 2000, the Index consisted of 11 market sectors: basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, financials, health care, technology, transportation and utilities.
•	On June 30, 2000, the Index had a market capitalization of $12.5 trillion.||
|| Source: FactSet

Ten Highest Weighted Companies#
	Name of Issuer	Ticker Symbol	% of Total Market Value

1.	General Electric Co.	GE	4.27%
2.	Intel Corp.	INTC	3.65
3.	Cisco Systems, Inc.	CSCO	3.63
4.	Micrsoft Corp.	MSFT	3.42
5.	ExxonMobil Corp.	XOM	2.23
6.	Wal-Mart Stores, Inc.	WMT	2.10
7.	Oracle Corp.	ORCL	1.94
8.	Citigroup, Inc.	C	1.66
9.	Nortel Networks Corp.	NT	1.61
10.	International Business Machines Corp.	IBM	1.60
# As of June 30, 2000.

Start Indexing Today!
You can get started with $250. Call your financial professional to learn how the S&P 500 Trust may help to meet your personal investment goals and how it may be appropriate for your IRA account. You can request a free prospectus containing more complete information, including sales charges, expenses and risks. You can also download a prospectus from our Web site address listed on the back panel. Please read it carefully before you invest or send money.

DefiningYour Risks

As with any equity investment, the value of your investment will fluctuate with the value of the underlying stocks. The Trust may not be appropriate for investors. seeking capital preservation or high-current income. There can be no assurance that the Trust will meet its objective.

Because of sales charges, expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times,Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $25,000	2.25%
$25,000 to $49,999	2.00
$50,000 to $74,999	1.75
$75,000 to $99,999	1.50
$100,000 to $249,999	1.25
$250,000 to $999,999	1.00
$1,000,000 to $4,999,999	0.75
$5,000,000 to $14,999,999	0.50
$15,000,000 or more	0.25

Printed on Recycled Paper	32711SJ-7/00
© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.